Exhibit 10.4

UNCONDITIONAL GUARANTY

This UNCONDITIONAL GUARANTY (this “Agreement”) is entered into as of December 19, 2018, by B. RILEY FINANCIAL, INC., a Delaware corporation (the “Guarantor”), in favor of BANC OF CALIFORNIA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”), for the Secured Parties (as defined in the Credit Agreement, hereinafter defined).

For and in consideration of all extensions of credit, loans and other financial accommodations provided to BRPI Acquisition Co LLC, a Delaware limited liability company, United Online, Inc., a Delaware corporation, and YMax Corporation, a Delaware corporation (collectively “Borrowers”), which loans will be made pursuant to a Credit Agreement among Borrowers, the Secured Guarantors party thereto, the Administrative Agent and the Lenders party thereto, dated of even date herewith (as amended from time to time, and any and all modifications, extensions or renewals thereof, the “Credit Agreement”), Guarantor hereby unconditionally and irrevocably guarantees the prompt and complete payment of all amounts Borrowers owe the Secured Parties arising under the Credit Agreement and the other Loan Documents and Borrowers’ performance of the Credit Agreement and the other Loan Documents according to their terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them under the Credit Agreement.

Section 1 – GUARANTEE

1.1           If Borrowers do not perform their obligations under the Loan Documents, Guarantor shall upon demand by Administrative Agent immediately pay all amounts due thereunder (including, without limitation, all principal, interest and fees) and satisfy all of Borrowers’ payment obligations under the Loan Documents (“Guarantor Obligations”).

1.2           The obligations hereunder are independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrowers or whether Borrowers be joined in any such action or actions. This Agreement is a primary obligation of Guarantor, and not merely the creation of a surety relationship. Guarantor agrees that it is directly, jointly and severally liable with Borrowers and any other Guarantor (as defined in the Credit Agreement) or guarantor of the Guarantor Obligations. Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Guarantor’s liability under this Agreement is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Loan Documents.

1.3           Guarantor authorizes Administrative Agent, without notice or demand and without affecting its liability hereunder, from time to time to (a) renew, extend or otherwise change the terms of the Loan Documents or any part thereof, (b) take security for the payment due under this Agreement or the Loan Documents, (c) exchange, enforce, waive or release any such security, and (d) apply any security and direct its sale as Administrative Agent, in its discretion, chooses.

1.4           Guarantor waives any right to require Administrative Agent to (a) proceed against Borrowers, any other guarantor or any other Person; (b) proceed against or exhaust any security held from Borrowers, any other guarantor or any other Person; or (c) pursue any other remedy in Administrative Agent’s power whatsoever. Administrative Agent may, at its election, exercise, decline or fail to exercise, any right or remedy it may have against Borrowers or any security held by Administrative Agent, including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantor hereunder. Guarantor waives any defense arising by reason of any disability or other defense of Borrowers or any other guarantor, or by reason of the cessation from any cause whatsoever of the liability of Borrowers or any other guarantor. Guarantor waives any setoff, defense or counterclaim that Borrowers may have against Administrative Agent, except for the defense of payment and performance in full of all amounts Borrowers owe to the Secured Parties under the Credit Agreement and the other Loan Documents. Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrowers. Until all of the amounts that Borrowers owe to the Secured Parties (other than contingent indemnity obligations for which no claim has been asserted) have been paid in full, (d) Guarantor shall not have any right of subrogation or reimbursement for claims arising out of or in connection with this Agreement, (e) Guarantor shall not have any right of contribution or other rights against Borrowers, (f) Guarantor waives any right to enforce any remedy that Administrative Agent now has or may hereafter have against Borrowers, and (g) Guarantor waives all rights to participate in any security now or hereafter held by Administrative Agent. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Agreement and of the existence, creation or incurrence of new or additional Indebtedness. Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of Borrowers and of all other circumstances bearing upon the risk of nonpayment of any Indebtedness or nonperformance of any obligation of Borrowers, warrants to Administrative Agent that it will keep so informed, and agrees that absent a request for particular information by Guarantor, Administrative Agent shall have no duty to advise Guarantor of information known to Administrative Agent regarding such condition or any such circumstances. Guarantor waives the benefits of California Civil Code sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

1.5           Guarantor acknowledges that all or any portion of the Obligations may now or hereafter be secured by a Lien or Liens upon real property owned or leased by Borrowers and evidenced by certain documents including, without limitation, deeds of trust and assignments of rents. Administrative Agent may, pursuant to the terms of said real property security documents and applicable law, foreclose under all or any portion of one or more of said Liens by means of judicial or nonjudicial sale or sales. Guarantor agrees that Administrative Agent may exercise whatever rights and remedies it may have with respect to said real property security, all without affecting the liability of Guarantor hereunder, except to the extent Administrative Agent realizes payment by such action or proceeding. No election to proceed in one form of action or against any party, or on any obligation shall constitute a waiver of Administrative Agent’s right to proceed in any other form of action or against Guarantor or any other Person, or diminish the liability of Guarantor, or affect the right of Administrative Agent to proceed against Guarantor for any deficiency, except to the extent Administrative Agent realizes payment by such action, notwithstanding the effect of such action upon Guarantor’s rights of subrogation, reimbursement or indemnity, if any, against Borrowers, any other guarantor or any other Person. Without limiting the generality of the foregoing, Guarantor expressly waives all rights, benefits and defenses, if any, applicable or available to Guarantor under either California Code of Civil Procedure Sections 580a or 726, which provide, among other things, that the amount of any deficiency judgment which may be recovered following either a judicial or nonjudicial foreclosure sale is limited to the difference between the amount of any Indebtedness owed and the greater of the fair value of the security or the amount for which the security was actually sold. Without limiting the generality of the foregoing, Guarantor further expressly waives all rights, benefits and defenses, if any, applicable or available to Guarantor under either California Code of Civil Procedure Sections 580b, providing that no deficiency may be recovered on a real property purchase money obligation, or 580d, providing that no deficiency may be recovered on a note secured by a deed of trust on real property if the real property is sold under a power of sale contained in the deed of trust.

1.6           If any Borrower becomes insolvent, is adjudicated bankrupt or files a petition for reorganization, arrangement, composition or similar relief under any present or future provision of the United States Bankruptcy Code or reorganization or insolvency laws of any applicable jurisdiction, or if such a petition is filed against any Borrower, and in any such proceeding some or all of any Indebtedness or obligations under the Credit Agreement are terminated or rejected or any obligation of Borrowers is modified or abrogated, or if Borrowers’ obligations are otherwise avoided for any reason, Guarantor agrees that Guarantor’s liability hereunder shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred. This Agreement shall continue to be effective or be reinstated, as the case may be, if any payment must be returned by Administrative Agent upon the insolvency, bankruptcy or reorganization of any Borrower, Guarantor or any other guarantor or otherwise, as though such payment had not been made.

1.7           Any Indebtedness of any Borrower now or hereafter held by Guarantor is hereby subordinated to any Indebtedness of Borrowers to the Secured Parties; and such Indebtedness of such Borrower to Guarantor shall be collected, enforced and received by Guarantor as trustee for Administrative Agent and be paid over to Administrative Agent on account of the Indebtedness of Borrowers to Administrative Agent but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Agreement.

Section 2 – [INTENTIONALLY OMITTED]

Section 3 – [INTENTIONALLY OMITTED]

Section 4 – REPRESENTATIONS AND WARRANTIES

4.1           Guarantor hereby represents and warrants to Administrative Agent that:

(a)             the execution, delivery and performance by Guarantor of this Agreement (i) does not contravene any Law or any contractual restriction binding on or affecting Guarantor or by which Guarantor’s property may be affected; and (ii) does not require any authorization or approval or other action by, or any notice to or filing with, any Governmental Authority or any other Person under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of its property is bound, except such as have been obtained, made or waived.

(b)            Guarantor has the corporate power to execute, deliver and perform this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by all requisite action;

(c)             this Agreement is a valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally;

(d)            there is no action, suit or proceeding affecting Guarantor pending or threatened before any court, arbitrator, or Governmental Authority, domestic or foreign, which may have a material adverse effect on the ability of Guarantor to perform its obligations under this Agreement;

(e)             Guarantor’s obligations hereunder are not subject to any offset or defense against Administrative Agent or Borrowers of any kind;

(f)             Guarantor has established adequate means of obtaining from sources other than Administrative Agent and Lenders, on a continuing basis, financial and other information pertaining to each Borrower’s and each other Loan Party’s, financial condition and the status of Borrowers’ performance of Obligations imposed by the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder and neither Administrative Agent nor Lenders have made any representation to Guarantor as to any such matters;

(g)            after the incurrence of Guarantor’s obligations under this Agreement, the fair salable value of Guarantor’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; Guarantor is not left with unreasonably small capital after the transactions in this Agreement or the other Loan Documents; and Guarantor is able to pay its debts (including trade debts) as they mature; and

(h)            all representations and warranties contained in this Agreement are true at the time of Guarantor’s execution of this Agreement, and shall continue to be true until Guarantor’s obligations hereunder have been paid and performed in full. Guarantor expressly agrees that any misrepresentation or breach of any warranty whatsoever contained in this Agreement shall be deemed material.

Section 5 – [INTENTIONALLY OMITTED]

Section 6 – [INTENTIONALLY OMITTED]

Section 7 – MISCELLANEOUS

7.1           Guarantors agree to pay reasonable and documented out-of-pocket attorneys’ fees and all other reasonable and documented out-of-pocket costs and expenses which may be incurred by Administrative Agent in the enforcement of this Agreement. No terms or provisions of this Agreement may be changed, waived, revoked or amended without Administrative Agent’s and Guarantor’s prior written consent. Should any provision of this Agreement be determined by a court of competent jurisdiction to be unenforceable, all of the other provisions shall remain effective. This Agreement embodies the entire agreement between the parties hereto with respect to the matters set forth herein, and supersedes all prior agreements among the parties with respect to the matters set forth herein. No course of prior dealing among the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. Administrative Agent may assign this Agreement in connection with any assignment of such role under the Credit Agreement without in any way affecting Guarantors’ liability under it. This Agreement shall inure to the benefit of Administrative Agent and its successors and assigns. This Agreement is in addition to the guaranties of any other guarantors of the Obligations.

7.2           THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

7.3           GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY SECURED PARTY OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE COUNTY OF LOS ANGELES AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF CALIFORNIA, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST GUARANTOR IN THE COURTS OF ANY JURISDICTION.

7.4           GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 7.3. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

7.5           EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.8 BELOW. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

7.6           EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CLAIM AND THE WAIVER SET FORTH ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:

WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN THE IMMEDIATELY SUCCEEDING PARAGRAPH BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE. VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.

THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.

UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN 10 DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B). THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW. PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA.

THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE’S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.

THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

7.7           This Agreement may be executed in counterpart signature pages, all of which taken together shall be deemed to be one original of this instrument. Delivery of an executed counterpart to this Agreement by facsimile or electronic mail shall be effective as a manually executed counterpart to this Agreement.

7.8           All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax transmission or e-mail transmission. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax transmission or e-mail transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).

[Signatures on following page.]

IN WITNESS WHEREOF, the undersigned have executed this Unconditional Guaranty as of the day first set forth above.

B. RILEY FINANCIAL, INC.,
a Delaware corporation

By:
Name:
Title:

Guarantor’s Address for Notices:

B. Riley Financial, Inc.
21255 Burbank Blvd., Suite 400
Woodland Hills, CA 91367
Attn: Phillip Ahn

(Unconditional Guaranty)